                                                                    EXHIBIT 10.3


                TENTH AMENDMENT AND CONSENT TO CREDIT AGREEMENT
                -----------------------------------------------

          This TENTH AMENDMENT AND CONSENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of this 31/st/ day of March, 1999 by and between COLORSPAN CORPORATION (f/k/a LaserMaster Corporation), a Minnesota corporation ("Borrower"), and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation, as Agent and Lender ("Agent"). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement (as hereinafter defined).

                                   RECITALS
                                   --------

          WHEREAS, Borrower and Agent have entered into that certain Credit Agreement dated as of January 17, 1996, as amended by that certain First Amendment to Credit Agreement dated as of May 15, 1996, that Second Amendment to Credit Agreement dated as of January 31, 1997, that Third Amendment to Credit Agreement dated as of May 14, 1997, that Fourth Amendment to Credit Agreement dated as of October 14, 1997, that Fifth Amendment to Credit Agreement dated as of February 17, 1998, that Sixth Amendment and Consent to Credit Agreement dated as of June 30, 1998, and that Seventh Amendment and Consent to Credit Agreement dated as of July 15, 1998, that Eighth Amendment and Consent to Credit Agreement dated as of December 30, 1998, and that Ninth Amendment and Consent to Credit Agreement dated as of January 25, 1999 (as further amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement"); and

          WHEREAS, Borrower and Agent wish to enter into certain amendments to the Credit Agreement, all as more fully set forth herein;

          NOW THEREFORE, in consideration of the mutual covenants herein and other good and valuable consideration, the parties hereto agree as follows:

     Section 1. Mandatory Repayment of Overadvance.
                ----------------------------------

          Agent hereby agrees to extend the Overadvance Commitment until the earlier of May 31, 1999 or the Overadvance Terminate Date. Notwithstanding the foregoing, Borrower hereby agrees to make the following payments to permanently reduce the amount of the Overadvance and the Overadvance Commitment.

          (a) $100,000 on or before April 1, 1999;

          (b) an additional $100,000 on or before April 15, 1999;

          (c) an additional $100,000 on or before April 30, 1999;

          (d) an additional $350,000 on or before May 15, 1999;

          (e) the remaining $350,000 on or before May 31, 1999.

          Notwithstanding the foregoing, any Proceeds received by Borrower with respect to any Accounts from sentinel Business Systems, d/b/a Sentinel Imaging, including, without limitation, any settlement of claims asserted in In re
                                                                    -----
Sentinel Business Systems, d/b/a Sentinel Imaging, Case No. 98-10933-MWV, in the
-------------------------------------------------
United States Bankruptcy Court for the District of New Hampshire, shall be immediately paid to Agent to permanently reduce the amount of the Overadvance and the Overadvance Commitment.

     Section 2. Voluntary Repayment of Overadvance.
                ----------------------------------

          In addition to the mandatory repayments described in Section 1 hereof, Borrower shall have the right at any time, on prior written notice to Agent and without premium, penalty or fee, to voluntarily prepay all or part of the Overadvance and permanently reduce or terminate the Overadvance Commitment.

          Notwithstanding anything to the contrary in Section 1.10 of the Credit Agreement, and provided that Borrower has paid all other Obligations then due, Borrower may direct Agent to apply such payments to reduce the amount of the Overadvance. Such ability of Borrower to direct payments shall terminate on the earlier of May 31, 1999 or the Overadvance Termination Date.

     Section 3. Amendments to Definitions in Credit Agreement.
                ---------------------------------------------

          Definitions. Schedule A to the Credit Agreement is amended to delete
          -----------
the definition of Commitment Termination Date and insert the following definition in its place:

          "Commitment Termination Date" shall mean the earliest of (i) June 30,
           ---------------------------
          1999, (ii) the date of termination of Lenders' obligations to advance funds or permit existing advances to remain outstanding pursuant to
          Section 8.2, and (iii) the date of indefeasible prepayment in full by
          -----------
          Borrower of the Revolving Credit Loan, and the permanent reduction of the Revolving Credit Loan Commitment to zero dollars ($0), in accordance with the provisions of Section 1.2.
                                            -----------

     Section 4. Amendment Fee.
                -------------

          In consideration of the Amendments contained herein, effective April 1, 1999, Borrower shall pay Agent a fee of TWELVE THOUSAND FIVE HUNDRED DOLLARS ($12,500) per month, payable on or before the first day of each month (the "Amendment Fee"), until the Commitment Termination Date.

     Section 5. Representations and Warranties.
                ------------------------------

          Borrower represents and warranties that:

          (a) the execution, delivery and performance by Borrower of this Amendment have been duly authorized by all necessary corporate action and this Amendment is a legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms, except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law);

          (b) each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date;

          (c) neither the execution, delivery and performance of this Amendment nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (i) any provision of Borrower's certificate or articles of incorporation or bylaws, (ii) any law or regulation, or any order or decree of any court or government instrumentality or (iii) indenture, mortgage, deed of trust, lease, agreement or other instrument to which Borrower or any of its Subsidiaries is a party or by which Borrower or any of its Subsidiaries or any of their property is bound, except in any such case to the extent such conflict or breach has been waived by a written waiver document a copy of which has been delivered to Agent on or before the date hereof; and

          (d) no Default or Event of Default will exist or result after giving effect hereto.

     Section 6.  Conditions to Effectiveness.
                 ---------------------------

          This Amendment will be effective upon satisfaction of the following conditions:

          (a) Execution and delivery of four counter-parts of this Amendment by each of the parties hereto.

          (b) The payment of the Amendment Fee due April 1, 1999 in the amount of Twelve Thousand Five Hundred Dollars ($12,500).

     Section 7.  Reference to and Effect Upon the Credit Agreement.
                 -------------------------------------------------

          (a) Except as specifically amended above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

          (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver or any right, power or remedy of Agent or any Lender under the Credit Agreement or any Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and refer to the Credit Agreement as amended hereby.

     Section 8.  Waiver.  In consideration of the foregoing, Borrower hereby
                 ------
waives, and covenants not to sue Agent with respect to, any and all claims it may have against Agent, whether known or unknown, arising in tort, by contract or otherwise prior to the date hereof.

     Section 9.  Costs and Expenses.  As provided in Section 11.3 of the Credit
                 ------------------
Agreement, Borrower agrees to reimburse Agent for all fees, costs and expenses, including the fees, costs and expenses of counsel or other advisors for advice, assistance, or other representation in connection with this Amendment.

     SECTION 10. GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY AND
                 -------------
CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS.

     Section 11. Headings.  Section headings in this Amendment are included
                 --------
herein for convenience of reference only and shall not constitute a part of this amendment for any other purposes.

     Section 12. Counterparts.  This Amendment may be executed in any number of
                 ------------
counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

                           [signature page follows]

              IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

                                    COLORSPAN CORPORATION
                                    (f/k/a Laser Master Corporation)

                                    By:_______________________________
                                    Title:____________________________



Revolving Credit Loan               GENERAL ELECTRIC CAPITAL
Commitment: $10,000,000             CORPORATION, as Agent


                                    By:_______________________________
                                    Title:____________________________